Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Nine Months Ended
	9/30/2013	9/30/2012	% Chg	9/30/2013	9/30/2012	% Chg
Operating Revenues	$32,158	$31,459	2.2%	$95,589	$94,856	0.8%

Operating Expenses
Cost of services and sales (exclusive of depreciation and amortization shown separately below)	13,403	12,602	6.4%	39,227	37,673	4.1%
Selling, general and administrative	7,952	8,308	-4.3%	24,406	24,657	-1.0%
Depreciation and amortization	4,615	4,512	2.3%	13,715	13,571	1.1%
Total Operating Expenses	25,970	25,422	2.2%	77,348	75,901	1.9%
Operating Income	6,188	6,037	2.5%	18,241	18,955	-3.8%
Interest Expense	829	824	0.6%	2,481	2,624	-5.4%
Equity in Net Income of Affiliates	91	182	-50.0%	494	537	-8.0%
Other Income (Expense) - Net	50	47	6.4%	370	122	-
Income Before Income Taxes	5,500	5,442	1.1%	16,624	16,990	-2.2%
Income Tax Expense	1,595	1,741	-8.4%	5,066	5,672	-10.7%
Net Income	3,905	3,701	5.5%	11,558	11,318	2.1%
Less: Net Income Attributable to Noncontrolling Interest	(91)	(66)	-37.9%	(222)	(197)	-12.7%
Net Income Attributable to AT&T	$3,814	$3,635	4.9%	$11,336	$11,121	1.9%

Basic Earnings Per Share Attributable to AT&T	$0.72	$0.63	14.3%	$2.10	$1.90	10.5%
Weighted Average Common Shares Outstanding (000,000)	5,315	5,771	-7.9%	5,402	5,848	-7.6%

Diluted Earnings Per Share Attributable to AT&T	$0.72	$0.63	14.3%	$2.09	$1.90	10.0%
Weighted Average Common Shares Outstanding with Dilution (000,000)	5,331	5,792	-8.0%	5,419	5,869	-7.7%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Nine Months Ended

Wireless	9/30/2013	9/30/2012	% Chg	9/30/2013	9/30/2012	% Chg
Segment Operating Revenues
Data	$5,509	$4,686	17.6%	$15,990	$13,392	19.4%
Voice, text and other service	9,951	10,220	-2.6%	29,902	30,845	-3.1%
Equipment	2,020	1,726	17.0%	5,570	4,884	14.0%
Total Segment Operating Revenues	17,480	16,632	5.1%	51,462	49,121	4.8%

Segment Operating Expenses
Operations and support	10,982	10,432	5.3%	31,932	30,000	6.4%
Depreciation and amortization	1,875	1,730	8.4%	5,553	5,092	9.1%
Total Segment Operating Expenses	12,857	12,162	5.7%	37,485	35,092	6.8%
Segment Operating Income	4,623	4,470	3.4%	13,977	14,029	-0.4%
Equity in Net Income (Loss) of Affiliates	(18)	(17)	-5.9%	(55)	(45)	-22.2%
Segment Income	$4,605	$4,453	3.4%	$13,922	$13,984	-0.4%

Segment Operating Income Margin	26.4%	26.9%		27.2%	28.6%

Wireline
Segment Operating Revenues
Data	$8,457	$7,987	5.9%	$25,019	$23,722	5.5%
Voice	5,023	5,563	-9.7%	15,470	17,151	-9.8%
Other	1,190	1,264	-5.9%	3,609	3,777	-4.4%
Total Segment Operating Revenues	14,670	14,814	-1.0%	44,098	44,650	-1.2%

Segment Operating Expenses
Operations and support	10,385	10,246	1.4%	31,137	30,849	0.9%
Depreciation and amortization	2,736	2,774	-1.4%	8,146	8,348	-2.4%
Total Segment Operating Expenses	13,121	13,020	0.8%	39,283	39,197	0.2%
Segment Operating Income	1,549	1,794	-13.7%	4,815	5,453	-11.7%
Equity in Net Income (Loss) of Affiliates	-	-	-	1	(1)	-
Segment Income	$1,549	$1,794	-13.7%	$4,816	$5,452	-11.7%

Segment Operating Income Margin	10.6%	12.1%		10.9%	12.2%

Advertising Solutions
Segment Operating Revenues	$-	$-	-	$-	$1,049	-

Segment Operating Expenses
Operations and support	-	-	-	-	773	-
Depreciation and amortization	-	-	-	-	106	-
Total Segment Operating Expenses	-	-	-	-	879	-
Segment Income	$-	$-	-	$-	$170	-

Segment Income Margin	-	-		-	16.2%

Other
Segment Operating Revenues	$8	$13	-38.5%	$29	$36	-19.4%
Segment Operating Expenses	(8)	240	-	580	733	-20.9%
Segment Operating Income (Loss)	16	(227)	-	(551)	(697)	20.9%
Equity in Net Income of Affiliates	109	199	-45.2%	548	583	-6.0%
Segment Income (Loss)	$125	$(28)	-	$(3)	$(114)	97.4%

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions
	9/30/13	12/31/12
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$1,371	$4,868
Accounts receivable - net of allowances for doubtful accounts of $491 and $547	12,444	12,657
Prepaid expenses	1,022	1,035
Deferred income taxes	682	1,036
Other current assets	2,916	3,110
Total current assets	18,435	22,706
Property, Plant and Equipment - Net	112,424	109,767
Goodwill	70,014	69,773
Licenses	56,304	52,352
Customer Lists and Relationships - Net	876	1,391
Other Intangible Assets - Net	5,020	5,032
Investments in and Advances to Equity Affiliates	3,949	4,581
Other Assets	7,577	6,713
Total Assets	$274,599	$272,315

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$7,873	$3,486
Accounts payable and accrued liabilities	20,433	20,494
Advanced billing and customer deposits	4,013	4,225
Accrued taxes	1,488	1,026
Dividends payable	2,376	2,556
Total current liabilities	36,183	31,787
Long-Term Debt	68,350	66,358
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	30,666	28,491
Postemployment benefit obligation	42,036	41,392
Other noncurrent liabilities	11,234	11,592
Total deferred credits and other noncurrent liabilities	83,936	81,475
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	91,021	91,038
Retained earnings	26,648	22,481
Treasury stock	(43,731)	(32,888)
Accumulated other comprehensive income	5,282	5,236
Noncontrolling interest	415	333
Total stockholders' equity	86,130	92,695
Total Liabilities and Stockholders' Equity	$274,599	$272,315

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Nine Months Ended September 30,
	2013	2012

Operating Activities
Net income	$11,558	$11,318
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	13,715	13,571
Undistributed earnings from investments in equity affiliates	(232)	(483)
Provision for uncollectible accounts	653	835
Deferred income tax expense and noncurrent
unrecognized tax benefits	2,389	3,441
Net (gain) loss from sale of investments, net of impairments	(272)	(27)
Changes in operating assets and liabilities:
Accounts receivable	(440)	(571)
Other current assets	520	1,581
Accounts payable and accrued liabilities	(420)	(156)
Retirement benefit funding	(175)	-
Other - net	(417)	(853)
Total adjustments	15,321	17,338
Net Cash Provided by Operating Activities	26,879	28,656

Investing Activities
Construction and capital expenditures:
Capital expenditures	(15,565)	(13,619)
Interest during construction	(213)	(197)
Acquisitions, net of cash acquired	(4,025)	(551)
Dispositions	846	807
Sales (purchases) of securities, net	-	311
Return of advances to and investments in equity affiliates	301	-
Other	(4)	(2)
Net Cash Used in Investing Activities	(18,660)	(13,251)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	1,851	-
Issuance of other short-term borrowings	1,476	-
Repayment of other short-term borrowings	(1,476)	-
Issuance of long-term debt	6,416	6,935
Repayment of long-term debt	(2,131)	(8,042)
Purchase of treasury stock	(11,134)	(8,374)
Issuance of treasury stock	108	460
Dividends paid	(7,325)	(7,738)
Other	499	98
Net Cash Used in Financing Activities	(11,716)	(16,661)
Net decrease in cash and cash equivalents	(3,497)	(1,256)
Cash and cash equivalents beginning of year	4,868	3,045
Cash and Cash Equivalents End of Period	$1,371	$1,789

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts, subscribers and connections in (000s)
Unaudited	Three Months Ended			Nine Months Ended
	9/30/2013	9/30/2012	% Chg	9/30/2013	9/30/2012	% Chg

Wireless
Subscribers and Connections
Total				109,460	105,871	3.4%
Postpaid				72,032	69,747	3.3%
Prepaid				7,425	7,545	-1.6%
Reseller				14,089	14,573	-3.3%
Connected Devices				15,914	14,006	13.6%

Wireless Net Adds
Total	989	678	45.9%	1,912	2,670	-28.4%
Postpaid	363	151	-	1,210	658	83.9%
Prepaid	192	77	-	19	294	-93.5%
Reseller	(285)	137	-	(951)	793	-
Connected Devices	719	313	-	1,634	925	76.6%
M&A Activity, Partitioned Customers and Other Adjs.	587	(13)	-	591	(46)	-

Wireless Churn
Postpaid Churn	1.07%	1.08%	-1 BP	1.04%	1.05%	-1 BP
Total Churn	1.31%	1.34%	-3 BP	1.35%	1.33%	2 BP

Other
Licensed POPs (000,000)				317	313	1.3%

Wireline
Voice
Total Wireline Voice Connections1				29,296	33,176	-11.7%
Net Change	(932)	(995)	6.3%	(2,888)	(3,156)	8.5%

Broadband
Total Wireline Broadband Connections				16,427	16,392	0.2%
Net Change	(26)	(42)	38.1%	37	(35)	-

Video
Total U-verse Video Connections				5,266	4,344	21.2%
Net Change	265	198	33.8%	730	553	32.0%

Consumer Revenue Connections
Broadband2				14,665	14,501	1.1%
U-verse Video Connections1				5,249	4,333	21.1%
Voice1,3				16,749	19,219	-12.9%
Total Consumer Revenue Connections1				36,663	38,053	-3.7%
Net Change	(345)	(466)	26.0%	(1,004)	(1,453)	30.9%

AT&T Inc.
Construction and capital expenditures
Capital expenditures	$5,900	$4,877	21.0%	$15,565	$13,619	14.3%
Interest during construction	$73	$67	9.0%	$213	$197	8.1%
Dividends Declared per Share	$0.45	$0.44	2.3%	$1.35	$1.32	2.3%
End of Period Common Shares Outstanding (000,000)				5,280	5,707	-7.5%
Debt Ratio4				46.9%	38.6%	830 BP
Total Employees				246,740	241,130	2.3%

1	Prior year amounts restated to conform to current period reporting methodology.
2	Consumer wireline broadband connections include DSL lines, U-verse High Speed Internet access and satellite broadband.
3	Includes consumer U-verse Voice over Internet Protocol connections of 3,616 as of September 30, 2013.
4	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
Note: For the end of 3Q13, total switched access lines were 25,680, retail business switched access lines totaled 10,633, and wholesale, national mass markets and coin switched access lines totaled 1,914. Restated switched access lines do not include ISDN lines.

Financial Data

AT&T Inc.
Non-GAAP Financial Reconciliation
Adjusted Operating Income Margin
Dollars in millions
Unaudited
Three Months Ended
September 30,
2013

Reported Operating Income	$6,188
Reported Operating Income Margin	19.2%
Adjustments:
Impact of previously disclosed transfer of spectrum	229
Adjusted Operating Income	$5,959

Adjusted Operating Income Margin	18.5%

Adjusted Operating Income and Adjusted Operating Income Margin are non-GAAP financial measures calculated by excluding from operating revenues and operating expenses certain significant items that are non-operational or non-recurring in nature, including dispositions. Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Income and Adjusted Operating Income Margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculations of Adjusted Operating Revenues may differ from similarly titled measures reported by other companies.

Financial Data

AT&T Inc.
Non-GAAP Wireless Reconciliation
Wireless Segment EBITDA
Dollars in millions
Unaudited
	Three Months Ended
	9/30/12	12/31/12	3/31/13	6/30/13	9/30/13

Segment Operating Revenues
Data	$4,686	$4,905	$5,125	$5,356	$5,509
Voice, text and other service	10,220	10,044	9,937	10,014	9,951
Equipment	1,726	2,693	1,629	1,921	2,020
Total Segment Operating Revenues	16,632	17,642	16,691	17,291	17,480

Segment Operating Expenses
Operations and support	10,432	13,296	10,180	10,770	10,982
Depreciation and amortization	1,730	1,781	1,835	1,843	1,875
Total Segment Operating Expenses	12,162	15,077	12,015	12,613	12,857
Segment Operating Income	4,470	2,565	4,676	4,678	4,623
Segment Operating Income Margin	26.9%	14.5%	28.0%	27.1%	26.4%

Plus: Depreciation and amortization	1,730	1,781	1,835	1,843	1,875
EBITDA	$6,200	$4,346	$6,511	$6,521	$6,498
EBITDA as a % of Service Revenues1	41.6%	29.1%	43.2%	42.4%	42.0%

EBITDA is defined as Operating Income Before Depreciation and Amortization. 1Service revenues is defined as Wireless data and voice, text and other service revenues.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Adjusted Diluted EPS
AT&T Inc.
Unaudited
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2013	2012	2013

Reported Diluted EPS	$0.63	$0.72	$1.90	$2.09
Adjustments:
Removal of Advertising Solutions	(0.01)	-	(0.03)	-
Impact of previously disclosed transfer of spectrum	-	(0.03)	-	(0.03)
Income tax settlement/items	-	(0.03)	-	(0.05)
América Móvil - Gain from sale of shares	-	-	-	(0.04)

Adjusted Diluted EPS	$0.62	$0.66	$1.87	$1.97

Year-over-year growth - Adjusted		6.5%		5.3%

Weighted Average Common Shares Outstanding
with Dilution (000,000)	5,792	5,331	5,869	5,419

Adjusted Diluted EPS is a non-GAAP financial measure calculated by excluding from operating revenues, operating expenses and equity in net income of affiliates certain significant items that are non-operational or non-recurring in nature, including dispositions. Management believes that this measure provides relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Diluted EPS should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculation of Adjusted Diluted EPS, as presented, may differ from similarly titled measures reported by other companies.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Free Cash Flow
Dollars in millions
Unaudited
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2013	2012	2013

Net cash provided by operating activities	$11,331	$9,168	$28,656	$26,879

Less: Construction and capital expenditures	(4,944)	(5,973)	(13,816)	(15,778)

Free Cash Flow	$6,387	$3,195	$14,840	$11,101

Free Cash Flow after Dividends
Dollars in millions
Unaudited
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2013	2012	2013

Net cash provided by operating activities	$11,331	$9,168	$28,656	$26,879

Less: Construction and capital expenditures	(4,944)	(5,973)	(13,816)	(15,778)

Free Cash Flow	6,387	3,195	14,840	11,101

Less: Dividends paid	(2,551)	(2,395)	(7,738)	(7,325)

Free Cash Flow After Dividends	$3,836	$800	$7,102	$3,776

Free cash flow includes reimbursements of certain postretirement benefits paid.

Free cash flow is defined as cash from operations minus construction and capital expenditures. Free cash flow after dividends is defined as cash from operations minus construction, capital expenditures and dividends. We believe these metrics provide useful information to our investors because management regularly reviews free cash flow as an important indicator of how much cash is generated by normal business operations, including capital expenditures, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Annualized Net-Debt-to-EBITDA Ratio
Dollars in millions
Unaudited
	Three Months Ended
	3/31/13	6/30/13	9/30/13	2013 YTD

Operating Revenues	$31,356	$32,075	$32,158	$95,589
Operating Expenses	25,416	25,962	25,970	77,348
Total Operating Income	5,940	6,113	6,188	18,241
Add Back Depreciation and Amortization	4,529	4,571	4,615	13,715
Total Consolidated EBITDA	10,469	10,684	10,803	31,956
Annualized Consolidated EBITDA1				42,608
End-of-period current debt				7,873
End-of-period long-term debt				68,350
Total End-of-Period Debt				76,223
Less Cash and Cash Equivalents				1,371
Net Debt Balance				74,852

Annualized Net-Debt-to-EBITDA Ratio				1.76

Net-Debt-to-EBITDA ratios are non-GAAP financial measures frequently used by investors and credit rating agencies. Management believes these measures provide relevant and useful information to investors and other users of our financial data. Net Debt is calculated by subtracting cash and cash equivalents from the sum of debt maturing within one year and long-term debt. The Net-Debt-to-EBITDA ratio is calculated by dividing the Net Debt by annualized EBITDA.

1Annualized EBITDA is calculated by annualizing the year-to-date EBITDA.

Financial Data

AT&T Inc.
Non-GAAP Financial Reconciliation
Adjusted Operating Revenues
Dollars in millions
Unaudited
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2013	2012	2013

Reported Operating Revenues	$31,459	$32,158	$94,856	$95,589
Adjustments:
Removal of Advertising Solutions	-	-	(1,049)	-
Adjusted Operating Revenues	$31,459	$32,158	$93,807	$95,589

Year-over-year growth - Adjusted		2.2%		1.9%

Adjusted Operating Revenues is a non-GAAP financial measure calculated by excluding from operating revenues significant items that are non-operational or non-recurring in nature, including dispositions. Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Revenues should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculations of Adjusted Operating Revenues may differ from similarly titled measures reported by other companies.